ESSEX ENVIRONMENTAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
May 31, 2020 (Unaudited)

COMMON STOCKS — 85.98%	Shares	Fair Value

Australia — 2.01%
Industrials — 1.00%
Fluence Corporation, Ltd.(a)	829,332	$152,613

Materials — 1.01%
Orocobre Ltd.(a)	98,894	154,906

Total Australia		307,519

Belgium — 1.10%
Materials — 1.10%
Umicore SA	3,797	168,638

Denmark — 4.03%
Utilities — 4.03%
Orsted A/S	5,240	616,219

Germany — 5.68%
Information Technology — 5.68%
Infineon Technologies AG	19,436	409,467
PSI Software AG	18,837	457,357

Total Germany		866,824

Ireland — 1.50%
Industrials — 1.50%
Kingspan Group plc	3,706	228,706

Israel — 3.06%
Industrials — 3.06%
Kornit Digital Ltd.(a)	9,996	467,313

See accompanying notes which are an integral part of this schedule of investments.

ESSEX ENVIRONMENTAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS - continued
May 31, 2020 (Unaudited)

COMMON STOCKS — 85.98% - continued	Shares	Fair Value
Japan — 7.54%
Industrials — 1.96%
Kurita Water Industries Ltd.	10,807	$299,230

Information Technology — 5.58%
KEYENCE Corporation	2,069	852,243

Total Japan		1,151,473

Netherlands — 1.95%
Industrials — 1.95%
Sensata Technologies Holding NV(a)	8,357	297,927

Switzerland — 5.05%
Industrials — 2.10%
SGS SA	136	320,846

Information Technology — 2.95%
Landis+Gyr Group AG	6,824	450,502

Total Switzerland		771,348

United Kingdom — 1.14%
Consumer Discretionary — 1.14%
Aptiv plc	2,314	174,360

United States — 52.92%
Financials — 6.59%
Amalgamated Bank, Class A	14,727	165,384
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,004	841,406
		1,006,790
Health Care — 3.48%
Calyxt, Inc.(a)	44,478	193,035
Codexis, Inc.(a)	27,298	339,041
		532,076

See accompanying notes which are an integral part of this schedule of investments.

ESSEX ENVIRONMENTAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS - continued
May 31, 2020 (Unaudited)

COMMON STOCKS — 85.98% - continued	Shares	Fair Value
Industrials — 18.20%
American Superconductor Corporation(a)	33,703	$244,347
Energy Recovery, Inc.(a)	44,365	340,945
Generac Holdings, Inc.(a)	4,602	512,064
Lindsay Corporation	3,062	287,583
Mueller Water Products, Inc., Class A	33,183	309,929
Raven Industries, Inc.	11,542	247,576
Vivint Solar, Inc.(a)	76,954	578,694
Watts Water Technologies, Inc., Class A	3,101	257,879
		2,779,017
Information Technology — 19.24%
Badger Meter, Inc.	5,594	342,297
Cognex Corporation	8,316	471,850
Cree, Inc.(a)	8,227	433,481
Enphase Energy, Inc.(a)	7,367	428,686
Iteris, Inc.(a)	50,250	241,703
Itron, Inc.(a)	9,214	593,565
Trimble, Inc.(a)	10,909	426,760
		2,938,342
Materials — 1.94%
Albemarle Corporation	1,836	140,491
Amyris, Inc.(a)	41,635	155,298
		295,789
Utilities — 3.47%
Sunnova Energy International, Inc.(a)	35,360	530,400

Total United States		8,082,414

Total Common Stocks (Cost $12,836,705)		13,132,741

MONEY MARKET FUNDS - 13.96%

Fidelity Investments Money Market Government Portfolio, Class I, 0.08%(b)	2,132,185	2,132,185
Total Money Market Funds (Cost $2,132,185)		2,132,185

Total Investments — 99.94% (Cost $14,968,890)		15,264,926

Other Assets in Excess of Liabilities — 0.06%		8,407
NET ASSETS — 100.00%		$15,273,333

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of May 31, 2020.

See accompanying notes which are an integral part of this schedule of investments.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® ("GICS"). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

At May 31, 2020, the net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Gross unrealized appreciation	$1,522,696
Gross unrealized depreciation	(1,226,707)
Net unrealized appreciation on investments	$295,989
Tax cost of investments	$14,968,937

See accompanying notes which are an integral part of this schedule of investments.

Essex Environmental Opportunities Fund

Related Notes to the Schedule of Investments

May 31, 2020 – (Unaudited)

The Essex Environmental Opportunities Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, related reclaims, and foreign capital gain taxes have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Securities Valuation and Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Essex Environmental Opportunities Fund

Related Notes to the Schedule of Investments

May 31, 2020 – (Unaudited)

With respect to foreign equity securities that are principally traded on a market outside the United States, the Board has approved the utilization of an independent fair value pricing service to evaluate the effect of market fluctuations on these securities after the close of trading in that foreign market. To the extent that securities are valued using this service, they will be classified as Level 2 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, Essex Investment Management Company, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$9,022,014	$4,110,727	$-	$13,132,741
Money Market Funds	2,132,185	-	-	2,132,185
Total	$11,154,199	$4,110,727	$-	$15,264,926

The Funds did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.